UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2014

Salisbury Bancorp, Inc.

(Exact name of registrant as specified in charter)

Connecticut	000-24751	06-1514263
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5 Bissell Street, Lakeville, Connecticut		06039
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (860) 435-9801

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report

Salisbury Bancorp, Inc.

Section 5. Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 24, 2014 the Board of Directors (the “Board”) of Salisbury Bancorp, Inc. (the “Company”) approved certain amendments to the Company’s Bylaws (as amended, the “Amended and Restated Bylaws”) consistent with the Company’s current practices and its Certificate of Incorporation, as amended. The purpose of such amendments is to update the Bylaws to reflect current law applicable to the Company and to modify and clarify certain provisions to address general corporate procedures and rules relating to the Company’s affairs. Substantive amendments, include the following:

(1)	Article II, to clarify the procedures regarding submission of shareholder proposals, calling and notice of shareholder meetings and adjournment of shareholder meetings;

(2)	Article III, Section 2 to clarify the procedures for shareholders to nominate directors;

(3)	Article III, Section 3 to provide procedures for determining the number of directors, filling vacancies on the board and resignation of board members;

(4)	Article III, Sections 6 through 10 to clarify requirements relating to meetings of the board, including notice, action without meetings and telephonic participation in meetings;

(5)	Article III, Sections 11 and 12 to clarify state law requirements regarding board quorum, voting and adjournment of board meetings;

(6)	Article III, Section 13 to provide requirements for board committee members, including independence requirements pursuant to applicable listing requirements;

(7)	Article III, Section 15 to clarify that the President and CEO of the Company do not need to be the same person;

(8)	Article IV to provide procedures for the removal of directors and to indicate that the President and CEO may be two different people;

(9)	Article V to include provisions relating to indemnification and the advance of expenses consistent with applicable law;

(10)	Article VI to provide that stock certificates may bear a facsimile of the corporate seal;

(11)	Article VII to update the provisions relating to dividends of the Company, including the elimination of the requirement that the names of the directors voting for any dividend be entered into the records of the Company; and

(12)	Article VIII to clarify the provisions and legal requirements regarding the amendment of the Company’s Bylaws.

The above description of the amendments to the Bylaws is not complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, which are filed herewith as Exhibit 3.1 and incorporated by reference herein.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

3.1	Bylaws, as amended and restated, effective November 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: November 25, 2014	By:	/s/ Donald E. White
Donald E. White
Executive Vice President
and Chief Financial Officer